UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2016

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 Sierra Point Parkway

Suite 500
Brisbane, California 94005
 (650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On December 1, 2016, GlaxoSmithKline plc (GSK) and Innoviva, Inc. (Innoviva) announced the Japanese Ministry of Health, Labor and Welfare’s approval of RELVAR® ELLIPTA® (fluticasone furoate / vilanterol 100/25 mcg), the first once-daily ICS/LABA medication for chronic obstructive pulmonary disease (COPD), for the relief of various symptoms with COPD (chronic bronchitis, pulmonary emphysema) (in the case where concurrent use of inhaled corticosteroid and long-acting inhaled beta2 agonist is required).  RELVAR ELLIPTA has been developed under the LABA collaboration agreement between Glaxo Group Limited and Innoviva.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated December 1, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: December 2, 2016	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

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